UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 30, 2018

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

On November 30, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of Real Goods Solar, Inc. (the “Company”) made the decision to dismiss Moss Adams LLP (“Moss Adams”) who was previously engaged as the Company’s principal accountant to audit its financial statements for the fiscal year ended December 31, 2017. The Audit Committee approved the dismissal on November 30, 2018 and the Company informed Moss Adams about the decision on December 3, 2018. As previously reported on the Form 8-K dated November 16, 2017, Moss Adams had succeeded Hein & Associates LLP, who had served as the Company’s independent auditors for the fiscal year ended December 31, 2016.

Moss Adams’ audit report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principle, except for the inclusion of an explanatory paragraph regarding substantial doubt as to the Company’s ability to continue as a going concern due to its accumulated deficit and recurring losses from operations. There were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Moss Adams, would have caused it to make reference thereto in their report on the Company’s financial statements for such year.

During the year ended December 31, 2017 and through the subsequent period preceding Moss Adams’ dismissal, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Moss Adams with a copy of the foregoing disclosures and has requested that Moss Adams furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the disclosures related to Moss Adams contained in this Current Report on Form 8-K. A copy of Moss Adam’s letter, dated December 6, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On December 5, 2018, the Audit Committee engaged BDO USA, LLP (“BDO”) as the Company’s new principal accountant to audit the Company’s financial statements for the fiscal year ending December 31, 2018. During the Company’s two most recent fiscal years and through December 5, 2018, the Company did not consult with BDO regarding either (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or other reportable event.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of Moss Adams LLP dated December 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Chief Financial Officer

Date: December 6, 2018